Preferred Stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Preferred Stock

Note 16. Preferred Stock

The Company has one million shares of $0.01 par value preferred stock authorized for issuance. The Board of Directors may divide the preferred stock into one or more series and fix the redemption, dividend, voting, conversion, sinking fund, liquidation and other rights. The Company has no present plans to issue any preferred stock.